UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2007 (October 23, 2007)

Vanguard Natural Resources, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

7700 San Felipe, Suite 485

Houston, Texas 77063

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Underwriting Agreement. On October 23, 2007, Vanguard Natural Resources, LLC (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ariana Energy, LLC (“Ariana”), Trust Energy Company, LLC (“TEC”), Vanguard Natural Gas, LLC (“VNG”), VNR Holdings, LLC (“VNR Holdings”) and Citigroup Global Markets Inc., Lehman Brothers Inc., A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Jefferies & Company, Inc. and BNP Paribas Securities Corp. (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 5,250,000 common units representing limited liability company interests in the Company (“Common Units”) at a price of $19.00 per Common Unit ($17.741 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 750,000 Common Units to cover over-allotments, if any, on the same terms as the 5,250,000 Common Units sold by the Company.

In the Underwriting Agreement, the Company, Ariana, TEC, VNG and VNR Holdings agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Long-Term Incentive Plan. On October 23, 2007, the Board of Directors of the Company adopted the Vanguard Natural Resources, LLC Long-Term Incentive Plan (the “Plan”), for employees, consultants, and directors of the Company and its affiliates who perform services for the Company. The Plan provides for the grant of Common Units, restricted Common Units, phantom Common Units, Common Unit options and Common Unit appreciation rights. Subject to adjustment for certain events, an aggregate of 1,000,000 Common Units may be delivered pursuant to awards under the Plan. The Plan will be administered by the Compensation Committee of the Board of Directors of the Company.

The Board of Directors of the Company and the Compensation Committee of the Board of Directors of the Company, in their discretion, may amend, alter, suspend, discontinue or terminate the Plan or any part of the Plan from time to time, including increasing the number of Common Units that may be granted subject to unitholder approval as required by the exchange upon which the Common Units are listed at that time. The Compensation Committee of the Board of Directors of the Company may in its discretion waive any conditions or rights under, amend any terms of, or alter any award; provided, however, no change in any outstanding award may be made that would materially impair the rights of a participant without the consent of such participant. A copy of the Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Class B Unit Plan. The Board of Directors of the Company has established the Vanguard Natural Resources, LLC Class B Unit Plan (the “Class B Plan”), for employees, consultants and directors of the Company and its affiliates that will provide for the grant of Class B Units. The Company issued 240,000 Class B units and 125,000 Class B units to Scott W. Smith and Richard A. Robert, respectively, on April 18, 2007 and issued 50,000 Class B units to Britt Pence and 5,000 units to Patty Avila-Eady on August 15, 2007. There are an additional 40,000 Class B units available to be issued in the future. Under our amended and restated limited liability company agreement, the Class B units have substantially the same rights as the Company’s Common Units and, upon vesting, will become convertible at the election of the holder into Common Units. A copy of the Class B Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective immediately following the pricing of the Company’s initial public offering on October 23, 2007, Mr. W. Richard Anderson was appointed to serve as an independent director of the Company. Mr. Anderson was also appointed to the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Conflicts Committee of the Board of Directors of the Company. Mr. Anderson was appointed to serve as the chair of the Audit, Conflicts, Nominating and Corporate Governance and Compensation Committees.

There is no arrangement or understanding between Mr. Anderson and any other persons pursuant to which he was selected to serve as a director of the Company. There are no existing relationships between Mr. Anderson and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Effective immediately following the pricing of the Company’s initial public offering on October 23, 2007, the Board of Directors of the Company accepted the resignation of Michael J. Cannon as a director of the Company. Mr. Cannon’s resignation was not the result of any disagreement with the Company.

Item 7.01. Regulation FD Disclosure.

On October 23, 2007, the Company announced that it had priced its initial public offering of 5,250,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 1.1

Underwriting Agreement, dated October 23, 2007, by and among Vanguard Natural Resources, LLC, Ariana Energy, LLC, Trust Energy Company, LLC, Vanguard Natural Gas, LLC, VNR Holdings, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc., A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Jefferies & Company, Inc. and BNP Paribas Securities Corp.

Exhibit 10.1	Vanguard Natural Resources, LLC Long-Term Incentive Plan

Exhibit 10.2	Vanguard Natural Resources, LLC Class B Unit Plan

Exhibit 99.1	Press Release dated October 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Scott W. Smith
	Name:	Scott W. Smith
	Title:	President and Chief Executive Officer
October 24, 2007

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 1.1

Underwriting Agreement, dated October 23, 2007, by and among Vanguard Natural Resources, LLC, Ariana Energy, LLC, Trust Energy Company, LLC, Vanguard Natural Gas, LLC, VNR Holdings, LLC, Citigroup Global Markets Inc., Lehman Brothers Inc., A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Jefferies & Company, Inc. and BNP Paribas Securities Corp.

Exhibit 10.1	Vanguard Natural Resources, LLC Long-Term Incentive Plan

Exhibit 10.2	Vanguard Natural Resources, LLC Class B Unit Plan

Exhibit 99.1	Press Release dated October 23, 2007